UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2010

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its new charter)

Pennsylvania	001-34292	23-2530374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Indent. No.)

77 East King Street, P.O. Box 250, Shippensburg, PA	17257
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (717) 532-6114

N/A

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a –12 under the Exchange Act (17 CFR 240.14a –12)

☐	Pre-commencement communications pursuant to Rule 14d – 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e – 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 11, 2010, Thomas R. Quinn, Jr., President and Chief Executive Officer, Bradley S. Everly, Executive Vice President and Chief Financial Officer, and Jeffrey W. Embly, Executive Vice President and Chief Credit/Risk Officer, of Orrstown Financial Services, Inc. (the “Company”) will make presentations at the 2010 Sandler O’Neill & Partners, L.P. East Coast Financial Services Conference to an audience of institutional investors, investment firm analysts and portfolio managers. A copy of the presentation materials dated November 10-12, 2010 that will be distributed during the presentations is attached to this report as Exhibit 99.1, is incorporated herein by reference, and is being furnished, not filed, under Item 7.01 of this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Presentation Materials dated November 10-12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORRSTOWN FINANCIAL SERVICES, INC.

/S/ THOMAS R. QUINN, JR.
Thomas R. Quinn, Jr., President and Chief Executive Officer

Dated: November 10, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation Materials dated November 10-12, 2010